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                                                                Exhibit 10.98(a)

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

                           FIRST OMNIBUS AMENDMENT TO
                               FACILITY DOCUMENTS

     THIS FIRST OMNIBUS AMENDMENT TO FACILITY DOCUMENTS, dated as of December 6, 2001 (this "AMENDMENT"), is entered into by and among F.I.R.C., INC., a Delaware corporation (the "BORROWER"), FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation ("FIFS"), FIRST INVESTORS SERVICING CORPORATION, a Delaware corporation ("FISC"), the financial institutions listed on the signature pages hereof (each individually a "BANK" and collectively, the "BANKS"), BANK OF AMERICA, N.A. ("BANK OF AMERICA"), FIRST UNION SECURITIES, INC., a Delaware corporation ("FIRST UNION SECURITIES") and Well Fargo Bank Minnesota, National Association ("WELLS FARGO"). Capitalized terms used and not otherwise defined herein are used as defined in the Facility Documents (as defined below).

     WHEREAS, the Borrower, the financial institutions listed on the signature pages thereof and Bank of America in its individual capacity as a Bank and as Agent for the Banks entered into that certain Second Amended and Restated Credit Agreement, dated as of November 15, 2000 (as from time to time amended, supplemented or restated, the "CREDIT AGREEMENT");

     WHEREAS, the Borrower, Bank of America in its individual capacity as a Bank and as Agent for the Banks and Wells Fargo entered into that certain Third Amended and Restated Collateral Security Agreement, dated as of November 15, 2000 (as from time to time amended, supplemented or restated, the "SECURITY AGREEMENT");

     WHEREAS, FIFS and Bank of America in its individual capacity as a Bank and as Agent for the Banks entered into that certain Pledge and Security Agreement, dated as of November 15, 2000 (as from time to time amended, supplemented or restated, the "PLEDGE AGREEMENT");

     WHEREAS, the Borrower, FISC and Wells Fargo entered into that certain Servicing Agreement, dated as of June 25, 1999 (as from time to amended, supplemented or restated, the "SERVICING AGREEMENT");

     WHEREAS, the Borrower and FIFS entered into that certain Amended and Restated Purchase Agreement, dated as of October 30, 1996 (as from time to time amended, supplemented or restated, the "PURCHASE AGREEMENT"; the Credit Agreement, the Security Agreement, the Pledge Agreement, the Servicing Agreement and the Purchase Agreement, collectively, the "FACILITY DOCUMENTS");

     WHEREAS, the parties hereto are entering into this Amendment to, among other things, (i) remove Bank of America as a Bank and as Agent for the Banks,
(ii) to establish First Union Securities as a successor to Bank of America in the capacity of Agent for the Banks and (iii) to increase First Union National Bank's Commitment under the Credit Agreement to $50,000,000;

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     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

     SECTION 1. GLOBAL AMENDMENTS. Effective as of the Effective Date, the Facility Documents are hereby amended as follows:

     (a) AGENCY SUCCESSION. First Union Securities shall be successor Agent to Bank of America for all purposes of the Facility Documents. First Union Securities hereby accepts all of the rights, duties and obligations of the "Agent" under the Facility Documents. Bank of America hereby assigns all of its security interests and other rights and obligations as administrative agent under the Facility Documents to First Union Securities. Any and all references in the Facility Documents to Bank of America in its capacity as "Agent" are hereby amended to refer to "First Union Securities" in such capacity. Bank of America shall no longer have any rights, obligations or duties as "Agent" under the Facility Documents from and after the Effective Date hereof; PROVIDED, however, nothing in this Amendment shall constitute a release by Bank of America of any liabilities from any of its actions taken prior to the Effective Date. First Union Securities hereby represents that it has no knowledge of any such claim against or liability of Bank of America for any of actions that Bank of America has taken prior to the Effective Date.

     (b) TERMINATION OF BANK OF AMERICA AS A BANK. Bank of America shall cease to be a party to the Facility Documents in its capacity as a "Bank" on the Effective Date.

     SECTION 2. CANCELLATION OF BANK OF AMERICA NOTE. On the earlier to occur of
(i) the Effective Date and (ii) payment in full of all amounts owed to Bank of America by the Borrower, the obligations of the Borrower under the Second Amended and Restated Facility Note, dated as of November 15, 2000 in favor of Bank of America ("BANK OF AMERICA NOTE") shall be terminated and the Bank of America Note shall be cancelled.

     SECTION 3. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

     (a) The definition of "Bank of America" in Section 1.01 of the Credit Agreement is hereby deleted.

     (b) The definition of "Commitment" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "COMMITMENT: means, as to any Bank, each Bank's Loan Percentage of $50,000,000, as such amount may be reduced or increased from time to time pursuant to the terms and provisions hereof.

     (c) The definition of "Eligible Receivables" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(af), (ii) deleting the "." at the end of clause (ag) and substituting in lieu thereof "; and" and (iii) adding the following new clause (ah) at the end thereof:

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     (ah) if it is an Eligible FIARC Receivable, the Borrower shall have confirmed in writing to the Agent that it has received a confirmation of insurance with respect to such receivable (which confirmation is in form and substance satisfactory to the Agent in its sole discretion) under the ALPI Insurance and a written acknowledgement from the insurer thereunder of receipt of the related insurance premium payment.

     (d) The definition of "Liquidation Proceeds" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "LIQUIDATION PROCEEDS" means the monies collected from whatever source, during the respective Collection Period, on a Liquidated Receivable (including, without limitation, all proceeds from any insurance policy held by the Obligor with respect thereto but excluding any proceeds from the ALPI Insurance; PROVIDED, however, that with respect to Eligible FIARC Receivables, any proceeds received by the Borrower from the ALPI Insurance with respect to an Eligible FIARC Receivable during the first twelve (12) month period after such Eligible FIARC Receivable becomes an Eligible Receivable hereunder shall constitute Liquidation Proceeds for such Liquidated Receivable; PROVIDED, further, that with respect to Eligible FIRC Receivables, any proceeds received by the Borrower from the ALPI Insurance with respect to an Eligible FIRC Receivable during the first twelve (12) month period after such Eligible FIRC Receivable becomes an Eligible FIRC Receivable hereunder shall constitute Liquidation Proceeds for such Liquidated Receivable).

     (e) The definition of "Revolving Loan Termination Date" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "REVOLVING LOAN TERMINATION DATE" means December 5, 2002 or the earlier date of termination in whole of the Commitments pursuant to Section 2.04 or 8.01.

     (f) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "TERMINATION DATE" means June 5, 2003 or the earlier date that the Notes Mature pursuant to Section 8.01."

     (g)  The following definitions are added in alphabetical order to Section
1.01 of the Credit Agreement:

     "AGENT" means First Union Securities, Inc., a Delaware corporation.

     "DELINQUENCY RATIO" means as at any date of determination thereof, the ratio (expressed as a percentage) the numerator of which is the average of the Principal Balances of all Receivables that constitute Delinquent Receivables as determined as of each Determination Date for the immediately preceding three Collection Periods and the denominator of which is the average of the Receivable Portfolio Balances as determined as of each Determination Date for the immediately preceding three Collection Periods; PROVIDED, however, during the first twelve (12) months after the first date on which an Eligible FIARC Receivable becomes an Eligible Receivable, any such Eligible FIARC

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     Receivable becoming a Delinquent Receivable hereunder shall not be included in the calculation of the numerator or the denominator hereof; PROVIDED, further, during the first twelve (12) months after the first date on which an Eligible Receivable becomes an Eligible FIRC Receivable, any Eligible FIRC Receivable becoming a Delinquent Receivable hereunder shall not be included in the calculation of the numerator or the denominator hereof.

     "ELIGIBLE FIARC RECEIVABLE" means as at the time of a Take-Out Securitization, a Receivable that (i) meets each of the requirements set forth in clauses (a) through (ag) in the definition of "Eligible Receivables" hereof and (ii) does not meet the eligibility requirements or criteria set forth in the documents relating to a Take-Out Securitization.

     "ELIGIBLE FIRC RECEIVABLE" means as at the time of a FIRC Take-Out Securitization, a Receivable that (i) is an Eligible Receivable hereunder and (ii) does not meet the eligibility requirements or criteria set forth in the documents relating to a FIRC Take-Out Securitization; PROVIDED, however, an Eligible FIRC Receivable shall not include any Receivable that at any time constituted an Eligible FIARC Receivable.

     "FIARC WAREHOUSE" means the $150,000,000 warehouse line provided by Enterprise pursuant to the Enterprise Agreement, or any similar facility.

     "FIRC TAKE-OUT SECURITIZATION" means any securitization of the Receivables hereunder through the issuance of asset-backed securities.

     "TAKE-OUT SECURITIZATION" means any securitization of the Receivables in the FIARC Warehouse through the issuance of asset-backed securities.

     (h) Section 4.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (d), (ii) deleting the "." at the end of clause (e) and substituting in lieu thereof "; and" and (iii) adding the following new clause (f):

          (f) if any of the Receivables to be purchased with the proceeds of the proposed Borrowing is an Eligible FIARC Receivable, the Agent shall have received a confirmation of insurance under the ALPI Insurance identifying such Eligible FIARC Receivable as being insured thereunder and an acknowledgement from the insurer thereunder of receipt of the related insurance premium payment.

     (i) Clause (c) of Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

          (c) The Borrower will not permit the Delinquency Ratio to exceed 8.5%.

     (j) Section 8.01 of the Credit Agreement is hereby amended by (i) adding the word "or" at the end of clause (r) and (ii) adding the following new clause
(s):

          (s) The aggregate Principal Balance of Eligible FIARC Receivables shall exceed $7,000,000.

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     (k)  Section 10.02 of the Credit Agreement is hereby amended by deleting the address provision relating to the Agent and substituting in lieu thereof, the following: "to the Agent, at its address at 301 South College Street, TW-9, Charlotte, North Carolina 28288, Attention: Mr. John Foxgrover, Telephone: (704) 383-8437, Facsimile: (704) 383-1085.

          SECTION 4. AMENDMENT TO SECURITY AGREEMENT. Effective as of the Effective Date, the Security Agreement is hereby amended as follows:

     (a) The definition of "Base Level Collateral Account Balance" is hereby amended to read in its entirety as follows:

     "BASE LEVEL COLLATERAL ACCOUNT BALANCE" means, with respect to any Distribution Date, an amount equal to sum of (a) the greater of (i) the Initial Deposit and (ii) one percent (1%) of the most recently determined Receivable Portfolio Balance and (b) six percent (6%) of the aggregate Principal Balance of all Eligible FIARC Receivables as determined on the most recent Determination Date.

     SECTION 5. AMENDMENT TO SERVICING AGREEMENT. Effective as of the Effective Date, the Servicing Agreement is hereby amended as follows:

     (a) Section 7.03 of the Servicing Agreement is hereby amended by deleting the address provision relating to the Agent and substituting in lieu thereof, the following:

     To the Agent:

          First Union Securities, Inc.
          301 South College Street, TW-9
          Charlotte, North Carolina 28288
          Attention:    John Foxgrover
          Telephone:    (704) 383-8437
          Fax:          (704) 383-1085

     SECTION 6. EFFECTIVE DATE. This Amendment shall become effective as of the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied:

     (a) AMENDMENT. The Agent and each Bank shall have received multiple counterparts, as requested, of this Amendment, executed and delivered by a duly authorized officer of each party hereto.

     (b)  FACILITY NOTES.

          (i) The Borrower shall have executed and delivered the Third Amended and Restated Facility Note, substantially in the form of Exhibit F to the Credit Agreement, payable to the order of First Union National Bank, in the principal amount of $50,000,000.

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          (ii) Bank of America shall have delivered the Bank of America Note to the Agent and the Agent shall have cancelled the Bank of America Note upon execution of the Third Amended and Restated Facility Note referred to in subsection (b)(i) above.

     (c) ASSIGNMENT AND ACCEPTANCE. Bank of America shall have executed and delivered to the Agent an Assignment and Acceptance in the form of EXHIBIT A attached hereto, and the Agent shall have evidenced its acceptance of such Assignment and Acceptance by simultaneously causing the payment of all amounts owing to Bank of America under the Bank of America Note.

     (d) AMOUNTS OWING TO BANK OF AMERICA. Bank of America shall have provided to the Borrower (or FIFS on behalf of the Borrower) with an invoice setting forth all amounts owed as of the date hereof (excluding amounts owed under the Bank of America Note) by the Borrower to Bank of America under the Credit Agreement and, simultaneously with the occurrence of the events specified in subsection b(ii) above, the Borrower shall have paid all such amounts to Bank of America.

     (e) COMPLIANCE CERTIFICATE: A compliance certificate, which shall be true and correct in the form of Exhibit B to the Credit Agreement, duly and properly executed by an authorized officer of the Borrower on behalf of the Borrower, dated as of the last Business Day of the calendar month immediately preceding the Effective Date.

     (f) CORPORATE AUTHORITY. The Agent shall have received copies of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Facility Documents as amended by this Amendment, accompanied by an original certificate of the Secretary or the Assistant Secretary of the Borrower that such resolutions are true, correct and complete copies of resolutions duly adopted by the Board of Directors and that such resolutions have not been modified, rescinded or revoked, and further certifying as to the incumbency and signature of the officers of the Borrower executing this Amendment and as to the fact that the articles of incorporation and by-laws of the Borrower have not changed from those furnished pursuant to Section 4.01(g) of the Credit Agreement.

     (g) FINANCING STATEMENTS AND SEARCH REPORTS.

         (i) Acknowledgement copies of proper Termination Statements (Form UCC-3), duly filed on or before the Closing Date, terminating Financing Statement number 00-629708 filed with Texas Secretary of State and any other Termination Statements, or other similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the UCC of all appropriate jurisdictions.

         (ii) Acknowledgement copies of proper Financing Statements (Form UCC-1), duly filed with the Texas Secretary of State on or before the Closing Date, naming First Union Securities, Inc., as Agent with respect to the Pledge Agreement and any other Financing Statements, or other similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Agent's and the Banks' security interest in the Collateral.

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          (iii) Certified copies of Requests for Information or Copies (Form
     UCC-11) (or a similar search report certified by a party acceptable to the Agent), dated on or before the Effective Date, listing all effective financing statements which name the Borrower as debtor and which are filed with the Texas Secretary of State or the Delaware Secretary of State.

     (h) OPINIONS. Enforceability and perfection/priority opinions from Thompson & Knight in form and substance acceptable to the Agent.

     (i) INSURANCE. The ALPI Insurance, the GAP Insurance and the VSI Insurance shall each be in form and substance satisfactory to the Agent, and the Agent shall have received evidence that Bank of America, as agent has been removed as an additional insured and First Union Securities, Inc., as Agent has been named as an additional insured with respect thereto.

     (j) COVENANTS. The Borrower is in compliance with each of its covenants set forth herein and each of the Facility Documents to which it is a party.

     (k) NO DEFAULT. No event has occurred which constitutes a Default or an Event of Default under the Facility Documents.

     (l) OTHER INFORMATION. The Borrower shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as the Agent may reasonably request.

     SECTION 7. MISCELLANEOUS.

     (a) REFERENCES FACILITY DOCUMENTS. Upon the effectiveness of this Amendment, each reference in a Facility Document to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to such Facility Document as amended hereby, and each reference to a Facility Document in any other Facility Document or any other document, instrument or agreement, executed and/or delivered in connection with any Facility Document shall mean and be a reference to such Facility Document as amended hereby.

     (b) EFFECT ON FACILITY DOCUMENTS. Except as specifically amended above, the Facility Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     (c) NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under any Loan Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

     (d) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     (e) COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be

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deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     (f) HEADINGS. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (g) AMENDMENTS. This Amendment may not be amended or otherwise modified except as provided in the Facility Documents.

     (h) GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALLIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

                                        F.I.R.C, INC.

                                        By:
                                            -----------------------------------
                                              Name:
                                              Title:

                                        FIRST INVESTORS FINANCIAL SERVICES, INC.

                                              By:
                                                  -----------------------------
                                                    Name:
                                                    Title:

                                        FIRST INVESTORS SERVICING CORPORATION

                                              By:
                                                  -----------------------------
                                                    Name:
                                                    Title:

                                        FIRST UNION SECURITIES, INC.

                                              By:
                                                  -----------------------------
                                                    Name:
                                                    Title:

Note Face Principal                     FIRST UNION NATIONAL BANK
Amount:  $50,000,000

                                              By:
                                                  -----------------------------
                                                    Name:
                                                    Title:

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                              By:
                                                  -----------------------------
                                                    Name:
                                                    Title:

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                                                 Title:

Agreed and accepted as of the date first written above

BANK OF AMERICA, N.A.,

By:
    -------------------------------------
      Name:
      Title:

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                                                                       Exhibit A
                        Form of Assignment and Acceptance

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                Dated __________

          Reference is made to the Second Amended and Restated Credit Agreement dated as of November 15, 2000 (as amended, restated, or otherwise modified from time to time, the "AGREEMENT") among F.I.R.C., Inc. as the Borrower, the financial institutions listed on the signature pages thereof and Bank of America in its individual capacity as a Bank and as Agent for the Banks Except as otherwise provided herein, capitalized terms used herein will have the meanings ascribed to them in the Agreement.

          __________________ (the "ASSIGNOR") and ___________________ (the
"ASSIGNEE") agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in SECTION 1 of
Schedule 1 of all outstanding rights and obligations of the Assignor under the Agreement, including, without limitation, such interest in the Facility Note held by the Assignor. After giving effect to such sale and assignment, the Outstanding Amount with respect to the Facility Note held by the Assignee will be as set forth in SECTION 2 of Schedule 1.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the

                                       11
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terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Bank.

          4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Acceptance (the "TRANSFER DATE") shall be the date of acceptance thereof by Agent, unless a later date is specified in SECTION 3 of Schedule 1 hereof.

          5. Upon such acceptance by the Agent and upon such recording by the Agent, as of the Transfer Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

          6. Upon such acceptance by the Agent and upon such recording by the Agent, from and after the Transfer Date, the Agent shall make, or cause to be made, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal and interest with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Transfer Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   [NAME OF ASSIGNOR]

                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                   ADDRESS FOR NOTICES
                                     [ADDRESS]

                                   [NAME OF ASSIGNEE]

                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                   ADDRESS FOR NOTICES
                                      [ADDRESS]

Acknowledged and accepted
this ___ day of ___________, ____

FIRST UNION SECURITIES, INC.,
as Agent

By:
   --------------------------------------
   Name:
   Title:

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                                   Schedule 1
                                       to
                            Assignment and Acceptance
                             Dated December 7, 2001

          SECTION 1.

                Loan Percentage Assigned:             ________%
                Loan Percentage Retained by Assignor: ________%
                Type of Note:                         _________.

          SECTION 2.

                Assignee's Commitment: $_____________

                Outstanding Amount
                Owing to the Assignee: $_____________

          SECTION 3.

                Transfer Date: ___________________